UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)

June 15, 2012
____________________________

ATHERONOVA INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-52315 (Commission File Number)		20-1915083 (IRS Employer Identification No.)
2301 Dupont Drive, Suite 525 Irvine, CA 92612 (Address of Principal Executive Offices and zip code)

(949) 476-1100
(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On June 15, 2012, the Registrant entered into an Amendment and Exchange Agreement (each an “Exchange Agreement” and collectively, the “Exchange Agreements”) with each of W-Net Fund I, L.P., Europa International Inc. and MKM Opportunity Master Fund, Ltd. (each an “Investor” and collectively, the “Investors”).  The Exchange Agreements amended the Securities Purchase Agreement, dated as of May 13, 2010 and amended on July 6, 2011 (the “Securities Purchase Agreement”), pursuant to which, among other things, the Investors purchased from the Registrant Amended and Restated 2.5% Senior Secured Convertible Notes (the “Notes”), which are convertible into shares of the Company’s common stock in accordance with the terms thereof at an exercise price of $0.29 per share, and Common Stock Purchase Warrants exercisable for a term of 4 years at a per share price of $0.39 (the “Warrants”).

Under the terms of the Exchange Agreements, each Investor agreed to extend, for a period of 2 months, the Company’s right to cause such Investor to purchase such Investor’s pro rata portion of an aggregate of $1,500,000 in additional Notes, such that the Company may cause such additional purchase if the Company meets two operating benchmarks specified in the Securities Purchase Agreement (the “Specified Benchmarks”) during the first 26 months after the closing of the first Note purchase, in consideration of the Company’s agreement to extend, for a period of 2 months, the Investor’s right to cause the Company to sell to the Investor its pro rata portion of an aggregate of $1,500,000 in additional Notes, such that the Investor may cause such additional sale if the Company fails to meet the Specified Benchmarks during the first 26 months after the closing of the first Note purchase.

Under the terms of the Exchange Agreements, each Investor also agreed to (1) exchange the existing Notes for Second Amended and Restated 2.5% Senior Secured Convertible Notes which are convertible into shares of the Company’s common stock in accordance with the terms thereof, providing for no price-based anti-dilution protection and automatic conversion of the Notes and removal of the applicable beneficial ownership limitation upon the later of (i) 61 days after the Registrant delivers to the Investors a notice that the Registrant has submitted to a national securities exchange an application satisfying the initial (taking into account conversion of the Notes) criteria to list or have quoted the Registrant’s securities on such national securities exchange, and (ii) the date immediately prior to the effective date of a listing of the Registrant’s securities on the applicable national securities exchange (collectively the “Listing Criteria”), and (2) exchange the Warrants for Amended and Restated Common Stock Purchase Warrants providing for no price-based anti-dilution protection and automatic removal of the beneficial ownership limitation upon the Registrant’s satisfaction of the applicable Listing Criteria.

Except for the transactions under the Exchange Agreements and the Securities Purchase Agreement, and ownership of shares of the Company’s common stock, none of the Investors had any material relationship with the Company.

Forms of the Exchange Agreement, Second Amended and Restated 2.5% Senior Secured Convertible Note and Amended and Restated Common Stock Purchase Warrant are attached hereto as Exhibits 10.1 through 10.3, respectively, and are incorporated herein by reference.

On June 15, 2012, the Registrant also entered into an Office Lease with TR Dupont Centre LLC, pursuant to which the Registrant will rent 1,930 rentable square feet, identified as Suites 520 and 525, of the office building located at 2301 Dupont Drive, Irvine, California, for a term of 69 months commencing July 1, 2012.  Subject to the adjustment provisions of the Office Lease, the Registrant will pay base rent of $1.85 per rentable square foot per month through March 31, 2013, $1.90 per rentable square foot per month thereafter through March 31, 2014, $1.95 per rentable square foot per month thereafter through March 31, 2015, $2.00 per rentable square foot per month thereafter through March 31, 2016, $2.05 per rentable square foot per month thereafter through March 31, 2017, and $2.10 per rentable square foot per month thereafter through March 31, 2018.

The Office Lease is attached as Exhibit 10.4 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	Form of Amendment and Exchange Agreement dated June 15, 2012
	10.2	Form of Second Amended and Restated 2.5% Senior Secured Convertible Note
	10.3	Form of Amended and Restated Common Stock Purchase Warrant
	10.4	Office Lease dated June 15, 2012 between AtheroNova Inc. and TR Dupont Centre LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AtheroNova Inc.

Date: June 20, 2012	By:	/s/ Mark Selawski
Mark Selawski Chief Financial Officer & Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Form of Amendment and Exchange Agreement dated June 15, 2012

10.2	Form of Second Amended and Restated 2.5% Senior Secured Convertible Note

10.3	Form of Amended and Restated Common Stock Purchase Warrant

10.4	Office Lease dated June 15, 2012 between AtheroNova Inc. and TR Dupont Centre LLC